UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2017

RIGHTSIDE GROUP, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-36262	32-0415537
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5808 Lake Washington Blvd. NE, Suite 300

Kirkland, Washington 98033

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (425) 298-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01Regulation FD Disclosure.

On January 23, 2017, Rightside Group, Ltd. (the “Company”) issued an Investor Presentation. A copy of the Investor Presentation is attached as Exhibit 99.1, and is incorporated by reference herein.

The information furnished by the Company pursuant to this item, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any Company filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
99.1	Investor Presentation by Rightside Group, Ltd. to investors on January 23, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rightside Group, Ltd.

	By:	/s/ Taryn J. Naidu
Taryn J. Naidu
Chief Executive Officer
Date: January 23, 2017

EXHIBIT INDEX

Exhibit Number	Description
99.1	Investor Presentation by Rightside Group, Ltd. to investors on January 23, 2017.